EXHIBIT 99.2
                                                                    ------------



GSAMP 03 AHL
Loan Caps

Assumptions:                                             Closing:     10/30/2003
   o One and Six month libor remain constant at 20%      First Pay:   11/25/2003
   o Prepayments at the Pricing Prepayment Assumption    Servicing:   51 bps
   o Bonds pay on the 25th (or next business day)
   o Actual/360
   o To Optioal Redemption

                        Group I        Group II        Group III          Wac
                       Loan Cap        Loan Cap        Loan Cap           Cap
Distribution Date         (%)             (%)             (%)             (%)
-----------------      ---------       ---------       ---------       ---------
           Nov-03         6.1664          6.1598          6.1153          6.1487
           Dec-03         5.1319          5.1261          5.0985          5.1198
           Jan-04         5.0907          5.0846          5.0666          5.0813
           Feb-04         5.2164          5.2099          5.2011          5.2095
           Mar-04         5.3493          5.3422          5.3431          5.3449
           Apr-04         4.8037          4.7971          4.8067          4.8023
           May-04         5.4664          5.4588          5.4708          5.4651
           Jun-04         5.0704          5.0631          5.0818          5.0714
           Jul-04         5.0256          5.0181          5.0438          5.0286
           Aug-04         5.1451          5.1372          5.1705          5.1503
           Sep-04         4.6321          4.6248          4.6608          4.6385
           Oct-04         5.4039          5.3953          5.4438          5.4133
           Nov-04         5.5998          5.5917          5.5895          5.5938
           Dec-04         5.7538          5.7453          5.7455          5.7483
           Jan-05         6.1213          6.1122          6.1150          6.1162
           Feb-05         5.6983          5.6897          5.6948          5.6942
           Mar-05         6.2767          6.2671          6.2759          6.2732
           Apr-05         5.6395          5.6308          5.6415          5.6371
           May-05         6.9566          6.9469          6.8898          6.9323
           Jun-05         6.3243          6.3153          6.2631          6.3020
           Jul-05         7.4537          7.4564          7.3885          7.4341
           Aug-05         6.8860          7.0017          6.8173          6.9040
           Sep-05         6.8182          6.7841          6.6154          6.7426
           Oct-05         7.5235          7.4858          7.2990          7.4398
           Nov-05         7.0381          7.0027          6.8275          6.9595
           Dec-05         6.8181          6.7837          6.6135          6.7417
           Jan-06         7.5234          7.4983          7.3040          7.4455
           Feb-06         6.7554          6.8394          6.5522          6.7198
           Mar-06         8.1297          8.0621          7.7345          7.9814
           Apr-06         7.8493          7.7839          7.4669          7.7057
           May-06         7.5876          7.5243          7.2171          7.4484
           Jun-06         7.1133          7.0539          6.7652          6.9825
           Jul-06         7.8491          7.7964          7.4843          7.7151
           Aug-06         8.3781          8.4156          7.5525          8.1282
           Sep-06         8.5524          8.4817          7.5626          8.2130
           Oct-06         8.8367          8.7636          7.8128          8.4854
           Nov-06         8.0327          7.9662          7.1008          7.7127
           Dec-06         9.1399          9.0642          8.0783          8.7751
           Jan-07         8.8345          8.7737          7.8265          8.4916
           Feb-07         9.2815          9.3087          7.8647          8.8375
           Mar-07        10.7994         10.7108          8.9983         10.1926
           Apr-07        10.0781          9.9954          8.3957          9.5109
           May-07        10.0767          9.9941          8.3929          9.5086
           Jun-07         9.7504          9.6704          8.1195          9.1998
           Jul-07        10.0741          9.9997          8.4044          9.5125
           Aug-07        10.0758         10.0563          8.1024          9.4348
           Sep-07        11.5961         11.5120          9.2247         10.8046
           Oct-07        11.2077         11.1264          8.9138         10.4415
           Nov-07        10.5055         10.4293          8.3534          9.7862
           Dec-07        11.2040         11.1227          8.9069         10.4357
           Jan-08        11.2021         11.1209          8.9159         10.4368
           Feb-08        11.7126         11.6087          9.0230         10.8088
           Mar-08        12.5428         12.4762          9.6412         11.5824
           Apr-08        11.7313         11.6692          9.0153         10.8318
           May-08        11.3626         11.3024          8.7299         10.4901
           Jun-08        12.5356         12.4693          9.6289         11.5717
           Jul-08        12.1155         12.0515          9.3122         11.1852
           Aug-08        12.3032         12.2246          9.2724         11.2935
           Sep-08        12.3162         12.2653          9.2683         11.3096
           Oct-08        11.9289         11.8797          8.9747         10.9527
           Nov-08        13.1603         13.1061          9.8988         12.0818
           Dec-08        12.3088         12.2582          9.2561         11.2987
           Jan-09        12.3064         12.2559          9.2521         11.2951
           Feb-09        12.7140         12.6620          9.5563         11.6678
           Mar-09        13.6195         13.5638         10.2344         12.4972
           Apr-09        11.5536         11.5065          8.6800         10.6003
           May-09        13.1446         13.0911          9.8729         12.0586
           Jun-09        12.7039         12.6523          9.5397         11.6529
           Jul-09        11.9075         11.8592          8.9396         10.9211
           Aug-09        13.1367         13.0836          9.8602         12.0470
           Sep-09        12.2868         12.2371          9.2201         11.2662
           Oct-09        12.2843         12.2348          9.2162         11.2627
           Nov-09        12.6913         12.6403          9.5193         11.6344
           Dec-09        11.5352         11.4890          8.6502         10.5734
           Jan-10        13.5924         13.5380         10.1906         12.4575
           Feb-10        12.2745         12.2256          9.2005         11.2484
           Mar-10        13.5870         13.5329         10.1820         12.4497
           Apr-10        11.8862         11.8391          8.9055         10.8900
           May-10        13.1132         13.0613          9.8227         12.0128
           Jun-10        12.2648         12.2164          9.1851         11.2343
           Jul-10        12.2623         12.2141          9.1813         11.2308
           Aug-10        12.6686         12.6189          9.4834         11.6015
           Sep-10        11.5146         11.4696          8.6177         10.5435
           Oct-10        13.5681         13.5152         10.1524         12.4224
           Nov-10        11.8697         11.8236          8.8797         10.8663
           Dec-10        12.2502         12.2028          9.1624         11.2133

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